UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant
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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

 MEDTRONIC PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on December 7, 2018.

Meeting Information
MEDTRONIC PLC	Meeting Type: For holders as of:	Annual General Meeting October 9, 2018
Date: December 7, 2018 Time: 8:00 AM Local Time
	Location:	Shelbourne Hotel 27 St. Stephen’s Green Dublin, Ireland

MEDTRONIC PLC ATTN: RHONDA INGALSBE 710 MEDTRONIC PARKWAY MS LC300 MINNEAPOLIS, MN 55432-5604

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E50782-P11589

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 23, 2018 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

E50783-P11589

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors to serve until the next Annual General Meeting of the Shareholders

Nominees:

	1a.	Richard H. Anderson

	1b.	Craig Arnold

	1c.	Scott C. Donnelly

	1d.	Randall J. Hogan III

	1e.	Omar Ishrak

	1f.	Michael O. Leavitt

	1g.	James T. Lenehan

	1h.	Elizabeth Nabel, M.D.

	1i.	Denise M. O’Leary

	1j.	Kendall J. Powell

2.	To ratify, in a non-binding vote, the re-appointment of PricewaterhouseCoopers LLP as Medtronic’s independent auditor for fiscal year 2019 and authorize the Board of Directors, acting through the Audit Committee, to set the auditor’s remuneration.

3.	To approve in a non-binding advisory vote, named executive officer compensation (a “Say-on-Pay” vote).

NOTE:	In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual General Meeting and any adjournment or postponement thereof.

E50784-P11589

E50785-P11589

2018 Annual Meeting December 7, 2018
Important proxy voting material is ready for your action.

This email represents the following share(s):

123,456,789,012.00000

Three
Ways to Vote

Now via ProxyVote At the Meeting By Phone 1.800.690.6903	Vote By December 6, 2018 11:59 P.M. ET For shares held in a Plan, vote by December 4, 2018 11:59 P.M. ET

Control Number: 0123456789012345

Vote by December 4, 2018 11:59 PM ET for shares held through the Medtronic Savings and Investment Plan and the Medtronic Puerto Rico Employees' Savings and Investment Plan.

To access ProxyVote.com, you will need the control number identified above and your four digit PIN:

* If you are a Medtronic plc employee and have a U.S. social security number, this PIN is the last four digits of your social security number.

* If you are a Medtronic plc employee and do not have a U.S. social security number, this PIN is the last four digits of your Employee Identification number. If you do not know your Employee Identification number, please contact your HR representative.

* If you are a shareholder who consented to receive proxy materials electronically,

the PIN is the four digit number you selected at the time of your enrollment.

* If you do not know your PIN, please follow the instructions on the ProxyVote web page.

Important

Materials

  Proxy Statement

  Annual Report

For holders as of October 9, 2018